EXHIBIT 21

                                COACH USA, INC.
                       SUBSIDIARIES AS OF MARCH 20, 1997

                                                                  STATE OF
NAME OF SUBSIDIARY:                                            INCORPORATION:
------------------------------------------------------------   --------------
ASTI, Inc...................................................   Florida
Aiglon Car Rentals, Inc.....................................   Texas
American Bus Lines, Inc.....................................   Florida
American Coach Lines, Inc...................................   Florida
American Limousine Service, Inc.............................   Florida
American Sightseeing, Inc...................................   Florida
American Sightseeing Tours, Inc.............................   Florida
Antelope Nevada.............................................   Nevada
Antelope Valley Bus, Inc....................................   California
Arrow Stage Lines, Inc......................................   Nebraska
Barclay Airport Service, Inc................................   New Jersey
Bayou City Coaches, Inc.....................................   Texas
Cab Services, Inc...........................................   Texas
     d/b/a Towne Car
California Charters, Inc....................................   Texas
Cape Transit Corp...........................................   New Jersey
Central Jersey Transit, Inc.................................   New Jersey
Coach USA Administration, Inc...............................   Nevada
Colorado Springs Airport Transportation Service, Inc........   Colorado
Community Bus Lines, Inc....................................   New Jersey
Community Coach, Inc........................................   New Jersey
Community Tours, Inc........................................   New Jersey
Community Transit Lines, Inc................................   New Jersey
Community Transportation, Inc...............................   New Jersey
Desert Stage Lines..........................................   California
Eagle Executive Transportation Services, Inc................   Texas
     d/b/a Concorde-Access Transportation
     d/b/a Concorde-Access Limousines
     d/b/a Greater Houston Charters and Sightseeing Service
     d/b/a Houston Medical Limousine and Charter Service
Falcon Charter Service......................................   California
Fiesta Cab Company..........................................   Texas
Fiesta Cab Company of San Antonio...........................   Texas
Fiesta Transportation Company...............................   Texas
     d/b/a Fiesta Elegante
Garden State Leasing Co., Inc...............................   New Jersey
Golden Vacations, Inc.......................................   California
Greater Austin Transportation Company.......................   Texas
     d/b/a American Cab Co.
     d/b/a American Yellow Checker Cab Company
     d/b/a Towne Car Limousine Service
     d/b/a Yellow Cab Company
     d/b/a Yellow Check Cab Company
     d/b/a Yellow Checker Cab Company
Greater Boulder Transportation Company......................   Colorado
     d/b/a American Cab Company of Denver
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                                                                  STATE OF
NAME OF SUBSIDIARY:                                            INCORPORATION:
------------------------------------------------------------   --------------
Greater Colorado Springs Transportation Company.............   Colorado
     d/b/a Airport Taxicab of Colorado Springs, Inc.
     d/b/a Checker Taxicab, Inc.
     d/b/a Colorado Springs Airport Ground Transportation
      Authority
     d/b/a Colorado Springs Taxicab, Inc.
     d/b/a El Paso County Taxicab, Inc.
     d/b/a Metro Limousine
     d/b/a Metro Taxicab of Colorado Springs, Inc.
     d/b/a Towne Car, Inc.
     d/b/a Towne Car of Colorado Springs, Inc.
     d/b/a Towne Car of Denver, Inc.
     d/b/a Yellow Cab Company of Colorado Springs, Inc.
     d/b/a Yellow Cab Package XPress
Greater Denver Transportation Company.......................   Colorado
     d/b/a Towne Car of Denver, Inc.
Greater Houston Transportation Company......................   Texas
     d/b/a City Taxi
     d/b/a Package XPress
     d/b/a Yellow Cab
     d/b/a Yellow Cab Company
     d/b/a Yellow Cab Company of Katy
     d/b/a Yellow Cab Package XPress
Grosvenor Bus Lines, Inc....................................   California
Grosvenor Limousine Service, Inc............................   California
Gulf Coast Transportation Company...........................   Texas
     d/b/a Gray Line of Houston
     d/b/a Gray Line Tours of Houston
H.A.M.L. Corporation........................................   New Jersey
Houston Cab Company.........................................   Texas
K-T Contract Services, Inc..................................   Texas
     d/b/a Jetlink
Kerrville Bus Company, Inc..................................   Texas
     d/b/a Gray Line of Albuquerque
     d/b/a Gray Line of San Antonio
L.E.R. Transportation Company...............................   New Jersey
LND, Inc....................................................   Florida
Leisure Time Tours..........................................   New Jersey
     d/b/a Leisure Line
Metro Taxi, Inc.............................................   Colorado
Midtown Bus Terminal of New York, Inc.......................   New York
Mister Sparkle, Inc.........................................   New Jersey
New Delaware Coach, Inc.....................................   Delaware
PCSTC, Inc..................................................   California
     d/b/a Gray Line of Anaheim
     d/b/a Gray Line of Los Angeles
     d/b/a Pacific Coast Sightseeing Tours & Charters
Parker Tours, Inc...........................................   New York
Powder River Transportation Services, Inc...................   Wyoming
Progressive Transportation Services, Inc....................   New York
R&T Leasing, Inc............................................   New Jersey
Red & Tan Charter, Inc......................................   New Jersey
Red & Tan Enterprises.......................................   New Jersey
Red & Tan of Boca, Inc......................................   Florida

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                                                                  STATE OF
NAME OF SUBSIDIARY:                                            INCORPORATION:
------------------------------------------------------------   --------------
Red & Tan Tours, Inc........................................   New Jersey
Red & Tan Tours of Florida, Inc.............................   Florida
Red & Tan Transportation Systems, Inc.......................   New Jersey
Red & Tan Unlimited, Inc....................................   New Jersey
Red Top Sedan Service, Inc..................................   Florida
Red Top Transportation, Inc.................................   Florida
Rockland Coaches, Inc.......................................   New Jersey
Rockland Transit Corporation................................   New York
Shuttle Services MIA, Inc...................................   Florida
Suburban Management Corp....................................   New Jersey
     d/b/a Central Jersey Transit
     d/b/a Suburban Management Corporation
     d/b/a Suburban Tours
Suburban Trails, Inc........................................   New Jersey
Suburban Transit Corp.......................................   New Jersey
Texas Bus Lines, Inc........................................   Texas
     d/b/a Airport Express
Texas Shuttle, Inc..........................................   Texas
The Hudson Bus Transportation Co., Inc......................   New Jersey
Transportation Contractors, Inc.............................   Florida
Worthen Van Service, Inc....................................   Wyoming
Yellow Cab Company of Houston, Inc..........................   Texas
Yellow Cab Service Corporation..............................   Delaware
Zone Taxicab of Colorado Springs, Inc.......................   Colorado

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